GPS FUNDS II
GuidePath® Managed Futures Strategy Fund
(the “Fund”)

Supplement dated May 28, 2026 to the
Service Shares Prospectus and Statement of Additional Information dated July 31, 2025, as supplemented, and RS Shares Prospectus and Statement of Additional Information dated January 26, 2026

At a meeting held May 27, 2026, the Board of Trustees of GPS Funds II, based upon the recommendation of AssetMark, Inc., the investment adviser to the Fund, has approved a proposal to liquidate the Fund. Accordingly, it is expected that the Fund will make a final liquidating distribution on or about July 30, 2026 (the “Liquidation Date”). The Fund will be closed to new investors effective on or about June 5, 2026 due to the planned liquidation. Additionally, the Fund will accept additional investments from existing Fund shareholders until the Liquidation Date. Prior to the Liquidation Date, to facilitate an orderly liquidation of the Fund’s assets, the portfolio will progressively transition into cash and cash equivalents until the final liquidating distribution is made. As a result, the Fund may depart from its principal investment strategies and may no longer pursue its stated investment objective. If you hold shares in the Fund, you, or your financial advisor on your behalf, may redeem these shares as described in the Fund’s Prospectuses at any time prior to the Liquidation Date.

If your financial advisor manages your portfolio through AssetMark, Inc.’s investment platform (the “AssetMark Platform”), any shares remaining in the Fund on the Liquidation Date may be automatically reallocated into an appropriate investment alternative available on the AssetMark Platform, consistent with the terms of your investment advisory contract.

If you or your financial advisor do not use the AssetMark Platform, any shares remaining in the Fund on or after the Liquidation Date will be redeemed and a check for the proceeds will be sent to the shareholder’s address of record.

For taxable shareholders, the liquidating distribution or reallocation will generally be treated as any other redemption of shares (i.e., as a sale that may result in a gain or loss for federal income tax purposes). We recommend you consult with your tax preparer regarding the potential tax implications of the liquidation.

Please reach out to your financial advisor with any questions.

Shareholders should retain this Supplement for future reference.